LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

Supplement dated March 8, 2016

to the Prospectus dated November 1, 2015

You should read this supplement in conjunction with your Fund’s prospectus.

The following replaces the last paragraph in the subsection of the prospectus titled “What You Should Know about the Fund – Principal Risks.”

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For more information on the principal risks of the Fund, please see the “More Information about the Fund – Principal Risks” section in the prospectus.

Please retain this document for your future reference.